Exhibit 10.4

STOCK PLEDGE AGREEMENT

Dated as of September __, 2011

By and Among

SAGEBRUSH GOLD, LTD.,

GOLD ACQUISITION CORP.

and

FROST GAMMA INVESTMENTS TRUST

ii

THIS STOCK PLEDGE AGREEMENT AND THE SECURITY INTERESTS CREATED HEREUNDER ARE SUBJECT TO A SUBORDINATION AGREEMENT (“SUBORDINATION AGREEMENT”), DATED ON OR ABOUT THE DATE HEREOF, BY AND AMONG PLATINUM LONG TERM GROWTH LLC (“PLATINUM”), LAKEWOOD GROUP LLC (“LAKEWOOD”), THE PLEDGOR, THE HOLDING COMPANY AND THE SECURED PARTY.

STOCK PLEDGE AGREEMENT

This STOCK PLEDGE AGREEMENT (this “Agreement”) dated as of September __, 2011, is entered into by and between SAGEBRUSH GOLD, LTD., a Nevada corporation with a business address of 1640 Terrace Way, Walnut Creek, California 85120 (the “Pledgor”) and FROST GAMMA INVESTMENTS TRUST (the “Secured Party”), and is consented and agreed to by Gold Acquisition Corp. (the “Holding Company”).

 WHEREAS, the Secured Party is the holder of a Secured Convertible Promissory Note issued by the Pledgor and the Holding Company bearing even date herewith in the aggregate principal amount of $1,715,604 (the “Note”) pursuant to the terms of that certain Note Purchase Agreement dated as of the date hereof by and among the Pledgor, Holding Company and the Secured Party (the “Purchase Agreement”);

WHEREAS, in order to induce the Secured Party to purchase the Note pursuant to the Purchase Agreement, the Pledgor has agreed to execute and deliver to the Secured Party this Agreement and other collateral documents and to grant the Secured Party, a security interest in the Pledged Collateral (as defined below) to secure the prompt payment, performance and discharge in full of the Obligations (as defined below);

WHEREAS, the Pledgor is the direct legal and beneficial owner of (i) all issued and outstanding shares of each class of the Stock Collateral (defined in Article 1 below) in the Holding Company as indicated on Schedule A attached hereto (as such schedule may be amended from time to time pursuant to this Agreement) and (ii) the general partnership, limited partnership, and limited liability company interests as indicated on Schedule A;

WHEREAS, the Secured Party is not willing to purchase the Note unless the Obligations (as defined below) are secured by a pledge of and perfected security interest in the Pledged Collateral (as defined herein);

WHEREAS, the Pledgor wishes to expressly pledge and grant a security interest in the Pledged Collateral in favor of the Secured Party to secure the Obligations; and

WHEREAS, the Pledgor and the Holding Company are indebted to Platinum and Lakewood pursuant to the Senior Secured Convertible Promissory Notes (the “Platinum Notes”) issued to Platinum Long Term Growth LLC and Lakewood Group LLC on or about August 30, 2011 and related agreements, instruments and documents (together with the Platinum Notes, and including the Transaction Documents (as defined in the Platinum Notes), as the same may be amended, restated or supplemented, the “Platinum Agreements”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secured Party and the Pledgor hereby agree as follows:

ARTICLE 1 - DEFINITIONS

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Annexes, Articles and Sections shall be construed to refer to Annexes to, and Articles and Sections of, this Agreement.

All capitalized terms not otherwise specifically defined in this Agreement shall have the meanings given thereto in the Note or if not expressly defined in the Note, then in the Purchase Agreement.  The following terms shall have the following meanings:

“Additional Stock” means any and all entity ownership interests that (a) are not Pledged Stock and (b) are acquired by the Pledgor after the date of this Agreement.

“Event of Default” has the meaning assigned to such term in the Note.

 “Note” is defined in the recitals hereof.

“Obligation(s)” means any obligation(s) of the Pledgor and/or the Holding Company to the Secured Party of every kind and description, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, due or to become due, or now existing or hereafter arising or acquired and whether by way of loan, discount, letter of credit, lease, guaranty, or otherwise, including, without limitation, all Obligations under the Note.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any governmental authority.

“Pledged Collateral” means all of the property at any time pledged to the Secured Party hereunder (whether described herein or not) and all income therefrom, increases therein, and proceeds thereof, including without limitation, the Pledged Ownership Interests.

“Pledged Indebtedness” means all promissory notes and other debt instruments and indebtedness issued or owed, now or in the future, by the Holding Company to the Pledgor.

“Pledged Ownership Interests” means the Stock Collateral and the Additional Stock pledged under this Agreement.

“Pledged Stock” means all issued and outstanding Stock in the Holding Company now owned or hereafter acquired by the Pledgor, together with all certificates evidencing the same.

“Pledgor” has the meaning assigned to such term in the recitals hereof.

“Secured Party” is defined in the recitals hereof.

“Securities Act” means the Securities Act of 1933, as amended.

 “Stock” means all shares of stock or other equity interests, including but not limited to options, warrants, and convertible securities, of an incorporated entity, and all membership interest in and to any limited liability company or similar organized entity.

“Stock Collateral” means the Pledged Stock, together with any securities exchangeable for or convertible into shares of such Pledged Stock of any class acquired by the Pledgor by purchase, stock dividend, distribution of capital, or otherwise, together with all income therefrom, increases therein, and proceeds thereof, whether now owned or hereafter acquired by the Pledgor.

“Transaction Documents” has the meaning assigned to such term in the Note.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in the State of New York.

ARTICLE 2 - PLEDGE; GRANT OF SECURITY; COLLATERAL AGENT; VOTING

Section 2.1 Pledge of Stock Collateral

As collateral security for the payment and performance in full of the Obligations, the Pledgor hereby expressly pledges, assigns, and grants a security interest in, and delivers (upon satisfaction of all obligations under the Platinum Agreements) to the Secured Party the Stock Collateral.  The certificates for such Stock Collateral listed in Schedule A, to the extent represented by certificates, are accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgor, and have been delivered to the Secured Party (such delivery occurring subsequent to satisfaction of all obligations under the Platinum Agreements).

Section 2.2 Pledge of Additional Stock

In case the Pledgor shall acquire any Additional Stock in the Holding Company, or any securities exchangeable for or convertible into Stock of any class of the Holding Company, whether by purchase, stock dividend, stock split, or otherwise, then such Additional Stock shall be subject to the pledge, assignment, and security interest granted to the Secured Party under this Agreement, and the Pledgor shall deliver to the Secured Party promptly (subsequent to satisfaction of all obligations under the Platinum Agreements) any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by the Pledgor in blank.  The Pledgor agrees that the Secured Party may from time to time attach as Schedule A hereto an updated list of the Stock Collateral at the time pledged to the Secured Party hereunder.

Section 2.3 Pledged Indebtedness

The Pledgor hereby pledges, bargains, sells, assigns, sets over, mortgages, hypothecates, transfers and grants to the Secured Party a valid security interest in the Pledgor’s right, title and interest in the Pledged Indebtedness and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness, and all promissory Note or other instruments evidencing additional indebtedness arising after the date hereof and owing to the Pledgor and all interest, cash, instruments an other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness.  The Pledgor shall deliver to the Secured Party (subsequent to satisfaction of all obligations under the Platinum Agreements) the original of all currently existing and hereafter acquired Pledged Indebtedness.  The Pledgor agrees that the Secured Party may from time to time attach as Schedule A hereto an updated list of any after-acquired Pledged Indebtedness at the time pledged to the Secured Party hereunder.

Notwithstanding anything to the contrary herein, it is understood that neither the Pledgor nor the Holding Company may issue, incur, or cause to exist any Indebtedness (as defined in the Note), including without limitation any Pledged Indebtedness, without the express written consent of the Secured Party (as set forth in the Note).

Section 2.4 Intentionally Omitted

Section 2.5 Voting

So long as any Obligations are outstanding, without the prior written consent of the Secured Party, the Pledgor shall not exercise any voting rights with respect to the Pledged Collateral to the extent that such exercise would result in an amendment, alteration, restatement, supplement or any other modification whatsoever to or of the Articles of Incorporation and/or the Bylaws of the Holding Company.

ARTICLE 3 - SECURITY FOR OBLIGATIONS

This Agreement and the security interests in and pledge of the Pledged Collateral are made with and granted to the Secured Party as security for the payment and performance in full of all Obligations.

ARTICLE 4 - LIQUID, RECAPITALIZATION, ETC

Section 4.1 Distributions Paid to the Secured Party.

Upon and after an Event of Default, and subsequent to satisfaction of all obligations under the Platinum Agreements, any cash or other property paid or distributed upon or with respect to any of the Pledged Collateral, whether by dividend, redemption, loan repayment, or otherwise, shall be paid over and delivered to the Secured Party as security for the payment and performance in full of all of the Obligations.

On or after an Event of Default, and subsequent to satisfaction of all obligations under the Platinum Agreements, if pursuant to the recapitalization or reclassification of the capital of the issuer of any Pledged Ownership Interests or pursuant to the reorganization of any such issuer, any distribution of capital shall be made on or in respect to any of the Pledged Ownership Interests, the property so distributed shall be delivered to the Secured Party, to be held by the Secured Party as security for the Obligations.  After an Event of Default, all cash and property paid or distributed in respect of the Pledged Collateral, whether as a loan payment, dividend or distribution or upon a liquidation, dissolution, recapitalization, or reclassification, or otherwise, that are received by the Pledgor shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party, as security for the payment and performance in full of all Obligations.

ARTICLE 5 - WARRANTY OF TITLE; AUTHORITY

The Pledgor and the Holding Company, jointly and severally, hereby represent and warrant to the Secured Party, that: (a) the Pledgor has good and marketable title to and is the sole record and beneficial owner of, its respective Pledged Collateral, subject to no pledges, liens, security interests, charges, options, restrictions, or other encumbrances except the pledge and security interest created by (i) that certain Credit Facility Agreement dated as of February 23, 2011 by and among the Pledgor, the Empire Sports & Entertainment Co, EXCX Funding Corp., Barry Honig and Michael Brauser, (ii) the Platinum Agreements and (iii) this Agreement; (b) all of the Pledged Ownership Interests are validly issued, fully paid, and non-assessable; (c) the information set forth on Schedule A hereto relating to the Pledged Collateral is true, correct, and complete in all respects; and (d) all of the Pledged Indebtedness have been duly authorized, authenticated or issued and delivered by, and are the legal, valid and binding obligation of, the issuer thereof, and no such issuer is in default thereunder.  With regard to Pledged Collateral acquired after the date of this Agreement, the Pledgor and the Holding Company hereby covenant that the representations and warranties above will be equally applicable to any such after-acquired Pledged Collateral on and after the date such Pledged Collateral is acquired.  The Pledgor and the Holding Company covenant that they will defend the rights and security interest of the Secured Party in the Pledged Collateral against the claims and demands of all other Persons, it being understood and agreed that Platinum’s rights in the Pledged Collateral are senior to the rights of the Secured Party in the Pledged Collateral.

ARTICLE 6 - REMEDIES

Section 6.1 In General.

On and after the date that all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied, if an Event of Default has occurred and is continuing, the Secured Party shall have the following rights and remedies in addition to the rights and remedies of a secured party under the UCC and any rights and remedies it may have under the Transaction Documents, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively, or concurrently, at such time or times as the Secured Party deems expedient:

(a)           If the Secured Party so elects, on and after the date that all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied, the Secured Party may exercise all rights associated with the Pledged Indebtedness and may exercise all voting rights associated with the Pledged Collateral (whether or not the same shall have been transferred into the Secured Party’s name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Secured Party so elects, for the liquidation of the assets of the issuer thereof, or for the amendment or modification of any of the charter, bylaws, partnership agreements, or other governing documents, and give all consents, waivers, and ratifications in respect of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof.  The Pledgor hereby irrevocably constitutes and appoints the Secured Party the proxy and attorney-in-fact of the Pledgor (with full power of substitution) to take or cause to be taken all actions described in this Agreement, and such power of attorney and proxy are hereby coupled with an interest.  The proxy and power of attorney provisions contained in this Section shall survive the termination of this Agreement;

(b)           On and after the date that all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied, the Secured Party may demand, sue for, collect, or make any compromise or settlement the Secured Party deems suitable in respect of any Pledged Collateral;

(c)           On and after the date that all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied, the Secured Party may sell, resell, assign, and deliver, or otherwise dispose of any or all of the Pledged Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times, and to such entities or other persons as the Secured Party thinks expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

(d)           On and after the date that all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied, the Secured Party may cause all or any part of the Pledged Collateral held by it to be transferred into its name or the name of its nominee or nominees; and

(e)           On and after the date that all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied, the Secured Party may set off or otherwise apply or credit against the Obligations any and all sums deposited with the Secured Party.

Section 6.2 Sale of Pledged Collateral.

In the event of any sale or other disposition of the Pledged Collateral as provided in Section 5.1 above and to the extent that any notice thereof is required to be given by law, the Secured Party shall give to the Pledgor at least ten (10) days’ prior authenticated (as defined in the UCC) notice of the time and place of any public sale or other disposition of the Pledged Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Pledgor hereby acknowledges that ten (10) days’ prior authenticated notice of such sale or other disposition or sales or other dispositions shall be reasonable notice.  On and after the date that all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied, the Secured Party may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law, or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law).  The Secured Party may buy or otherwise acquire any part or all of the Pledged Collateral at any public sale or other disposition, and if any part or all of the Pledged Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Secured Party may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means.  The Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, and the like, to reasonable attorney’s fees, travel, and all other expenses which may be incurred by the Secured Party in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations.

Section 6.3 Registration of Pledged Shares.

If the Secured Party shall determine to exercise its right to sell or otherwise dispose of any or all of the Pledged Ownership Interests pursuant to this Article 6, and if in the opinion of counsel for the Secured Party it is necessary, or if in the reasonable opinion of the Secured Party it is advisable, to have the Pledged Ownership Interests, or that portion thereof be sold, registered under the provisions of the Securities Act, the Pledgor agrees to use its best efforts to cause the Holding Company, and the Holding Company hereby agrees, to execute and deliver, and cause the directors and officers (or other analogous Persons) of the Holding Company to execute and deliver, all at the Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Secured Party, advisable to register such Pledged Ownership Interests under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of at least nine (9) months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  The Pledgor agrees to use its best efforts to cause the Holding Company, and the Holding Company hereby agrees, to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Secured Party shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act.  If the Pledgor is or becomes an issuer of Pledged Ownership Interests, the Pledgor shall take all of the actions the Secured Party desires an issuer to take, as described in this Section 6.3.

Section 6.4 Private Sales.

The Pledgor recognizes that the Secured Party may be unable to effect a public sale or other disposition of the Pledged Ownership Interests by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, or may decide in its sole discretion that a public sale is not appropriate or practicable, and therefore may resort to none or more private sales thereof to a restricted group of purchasers.  The Pledgor agrees that any such  private sales may be at prices and others terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner.  The Secured Party shall be under no obligation to delay a sale of any of the Pledged Ownership Interests for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so.  The Pledgor agrees to use its best efforts to cause the Holding Company, and the Holding Company hereby agrees, to execute and deliver, and cause the directors and officers (or other analogous Persons) of the Holding Company to execute and deliver, all at the Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Secured Party, advisable to exempt such Pledged Ownership Interests from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  The Pledgor further agrees to use its best efforts to cause the Holding Company, and the Holding Company hereby agrees, to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Secured Party shall designate and, if required, to cause the Holding Company to, and the Holding Company hereby agrees to, make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act.  If the Pledgor is or becomes an issuer of Pledged Ownership Interests, the Pledgor shall take all of the actions the Secured Party desires an issuer to take, as described in this Section 6.4.

Section 6.5 Pledgor’s Agreements.

The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Pledged Ownership Interests pursuant to this Article 5 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities Exchange Commission applicable thereto, and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees, or awards of any and all  courts, arbitrators, or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor’s expense.  The Pledgor further agrees that a breach of any of the covenants contained in this Article 5 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenants contained in this Article 5 shall be specifically enforceable against the Pledgor by the Secured Party, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

ARTICLE 7 - EXPENSES; APPLICATION OF PROCEEDS OF COLLATERAL

On and after the date that all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied, the Pledgor and the Holding Company shall pay to the Secured Party on demand any and all expenses, including reasonable attorney’s fees and disbursements, incurred or paid by the Secured Party in protecting, preserving, or enforcing the Secured Party’s rights and remedies under or in respect of any of the Obligations, or any of the Pledged Collateral.  Upon any realizations upon the Pledged Collateral by the Secured Party, whether upon foreclosure and sale of all or part of the Pledged Collateral pursuant to Article 5 or otherwise, the Pledgor agrees that the proceeds thereof shall be applied to the Obligations.  The Pledgor agrees that all amounts received with respect to any of the Obligations, whether by realization on the Pledged Collateral or otherwise, shall be applied to the payment of the Obligations in accordance with the provisions of this Article.

ARTICLE 8 - MARSHALLING

The Secured Party shall not be required to marshal any present or future collateral security (including, but not limited to, the Pledged Collateral), for, or other assurances of payment of, the Obligations, or to resort to such collateral security or other assurances of payment in any particular order.  All of the Secured Party’s rights hereunder in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impeded the enforcement of the Secured Party’s rights under this Agreement, any other Transaction Document, or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations are secured or payment thereof is otherwise assured, and to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.

ARTICLE 9 - PLEDGOR’S OBLIGATIONS NOT AFFECTED

The obligations of the Pledgor and the Holding Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (whether or not the Pledgor shall have notice or knowledge of any of the following): (a) any exercise or nonexercise, or any waiver, by the Secured Party of any right, remedy, power, or privilege under or in respect of any of the Obligations, or any security thereof (including this Agreement); (b) any amendment to or modification of the Transaction Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge of termination of any security or other assurances of payment or performance for any of the Obligations.  The Pledgor hereby waives all suretyship defenses to the extent applicable.  Under no circumstances shall the Secured Party be deemed to be a shareholder, member, partner, or other equity holder of the Holding Company or the Pledgor by virtue of the provisions of this Agreement.

ARTICLE 10 - TRANSFER BY PLEDGOR

Without the prior written consent of the Secured Party, the Pledgor shall not sell, assign, transfer, or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Pledged Collateral or any interest therein, except for the pledge thereof and security interest provided for in this Agreement.

ARTICLE 11 - FURTHER ASSURANCES

The Pledgor will do all such acts, and will furnish to the Secured Party all such financing statements, certificates, legal opinions, and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Secured Party may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Party hereunder, all without any cost or expense to the Secured Party.  The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the collateral as the Pledged Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required or permitted by the UCC.  The Pledgor agrees to furnish any such information to the Secured Party promptly upon request.  The Pledgor also ratifies its authorization for the Secured Party to have filed in any jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.  The Pledgor shall not permit to be effected any amendment or modification of the charter, bylaws, operating agreements, partnership agreements, or other applicable organization documents of it which would (or would be reasonably likely to) adversely affect the rights or remedies of the Secured Party hereunder or the value of the Pledged Collateral.  The Pledgor shall not permit, and the Holding Company hereby agrees not to cause, the issuance of any ownership interests of the Holding Company or any debt instruments, warrants, or options, or other offering convertible into ownership interests of the Holding Company without the prior written consent of the Secured Party.

ARTICLE 12 - EXONERATION

Under no circumstances shall the Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Pledged Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Pledged Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner.  The Secured Party shall not be required to take any action of any kind to collect, preserve, or protect its or the Pledgor’s rights in the Pledged Collateral or against other parties thereto.  The Secured Party’s prior recourse to any part or all of the Pledged Collateral shall not constitute a condition of any demand, suit, or proceeding for payment or collection of any of the Obligations.  This Agreement constitutes a pledge of the Pledged Collateral and any other applicable collateral hereunder only, and not an assignment of any duties or obligations of the Pledgor with respect thereto, and by its acceptance hereof and whether or not the Secured Party shall have exercised any of its or their respective rights or remedies hereunder, the Secured Party does not undertake to perform or discharge, and the Secured Party shall not be responsible or liable, other than for gross negligence or willful misconduct, for the performance or discharge of any such duties or responsibilities, including, without limitation, for any capital calls.  The Pledgor agrees that, notwithstanding the exercise by the Secured Party of any of its rights hereunder, the Pledgor shall remain liable nonetheless for the full and prompt performance of all of the Pledgor’s obligations and liabilities under any partnership agreement, limited partnership agreement, operating agreement, or similar document evidencing or governing any general or limited partnership interest or membership interest in any partnership, limited partnership, or limited liability company included in the Pledged Collateral.  Without limiting the generality of the foregoing, the Secured Party shall not have any fiduciary duty as such to the Pledgor or any other equity owner of the Holding Company by reason of this Agreement, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens.

ARTICLE 13 - WAIVERS

No act, failure, or delay by the Secured Party shall constitute a waiver of its respective rights and remedies hereunder or otherwise.  No single or partial waiver by the Secured Party of any default or right or remedy that it or they may have shall operate as a waiver of any other default, right, or remedy or of the same default, right, or remedy on a future occasion.  The Pledgor hereby waives presentment, notice of dishonor, and protest of all instruments, included in or evidencing any of the Obligations or the Pledged Collateral, and any and all other notices and demands whatsoever.  All rights and remedies of the Secured Party with respect to the Obligations or the Pledged Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively, or concurrently at such time or at such times as the Secured Party deems expedient in its sole discretion.  The Pledgor irrevocably waives any and all rights under those provisions of the partnership agreements, limited partnership agreements, and operating agreements to which the Pledgor is a party that (a) prohibit, restrict, condition, or otherwise affect the grant hereunder of any lien or security interest on any of the Ownership Interest Collateral or any enforcement action that may be taken with respect to any such lien or security interest or (b) otherwise conflict with the terms of this Agreement.

ARTICLE 14 - NOTICES

All notices, requests, and other communications hereunder shall be made in the manner set forth in the Note.

ARTICLE 15 - TERMINATION

This Agreement shall terminate on the date on which all payments under the Note have been indefeasibly paid or otherwise satisfied in full (including by way of conversion of the Note) and all other Obligations have been indefeasibly paid or discharged (other than contingent indemnification obligations).  Upon such termination, the Secured Party shall, at the Pledgor’s request and expense, return the Pledged Collateral in the possession or control of the Secured Party as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Secured Party hereunder.

ARTICLE 16 - GOVERNING LAW; CONSENT TO FORUM

This agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions.

The Pledgor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement, the Transaction Documents and the Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. The Pledgor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

ARTICLE 17 - ADDITIONAL WAIVERS BY THE PLEDGOR

THE PLEDGOR WAIVES:  (a) THE RIGHT TO TRIAL BY JURY (WHICH THE SECURED PARTY HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE TRANSACTION DOCUMENTS, THE OBLIGATIONS OR THE PLEDGED COLLATERAL; (b) PRESENTMENT, DEMAND, AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION, OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND GUARANTIES AT ANY TIME HELD BY THE SECURED PARTY ON WHICH THE PLEDGOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER THE SECURED PARTY MAY DO IN THIS REGARD; (c) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE PLEDGED COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE SECURED PARTY TO EXERCISE ANY REMEDIES; (d) THE BENEFIT OF ALL VALUATION, APPRAISEMENT, AND EXEMPTION LAWS; (e) NOTICE OF ACCEPTANCE HEREOF; AND (f) EXCEPT AS PROHIBITED BY LAW, ANY RIGHT TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  THE PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO THE SECURED PARTY ENTERING INTO THIS AGREEMENT AND THE SECURED PARTY ENTERING INTO THE TRANSACTION DOCUMENTS AND THAT THE SECURED PARTY AND THE SECURED PARTY ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH THE PLEDGOR.  THE PLEDGOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

ARTICLE 18 - MISCELLANEOUS

The headings of each Article and Section of this Agreement and the table of contents are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Pledgor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and the Secured Party’s successors and assigns.  Neither the Pledgor nor the Holding Company may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Secured Party. The Secured Party may assign its rights or obligations hereunder, in whole or in part, without the consent of the Holding Company or the Pledgor. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any Person shall, as to such jurisdiction, Person, or circumstance be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other Person or circumstance.

ARTICLE 19 - SUBORDINATION

This Agreement and the security interests created hereunder are subject to the  Subordination Agreement.  Notwithstanding anything to the contrary contained herein, the Secured Party may not exercise any rights or remedies hereunder unless and until all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied.

In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Subordination Agreement, the terms and conditions of the Subordination Agreement shall control.

On and after the date that all obligations of the Pledgor and the Holding Company under the Platinum Agreements have been fully paid and satisfied, Platinum shall deliver the stock certificate representing the Stock Collateral to the Secured Party.

ARTICLE 20 - AMENDMENTS

This Agreement may not be modified or amended in any manner except in writing executed by each of the parties hereto; provided, that, for so long as the Pledgor and the Holding Company have any obligations under the Platinum Agreements, this Agreement may not be modified or amended in any manner whatsoever without the express written consent of Platinum and Lakewood, it being understood and agreed that Platinum and Lakewood are express intended third-party beneficiaries of this Article.

[Signature Page Follows]

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PLEDGOR: SAGEBRUSH GOLD, LTD.
By:
Name:
Title:

SECURED PARTY FROST GAMMA INVESTMENTS TRUST
By:
Name:
Title:

Acknowledged and agreed: GOLD ACQUISITION CORP.
By:
Name:
Title:

SCHEDULE A

Pledged Ownership Interests

Issuer	Class of Stock	Stock Certificate Number	Number of Shares/Units	Percentage of Issued Equity Outstanding
Gold Acquisition Corp.	Common	1	100,000	100%